UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2010

Taylor Capital Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50034	36-4108550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 653-7978

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2010, Taylor Capital Group, Inc. (the “Registrant”) entered into a registration rights agreement (the “Registration Rights Agreement”) with the persons listed on Exhibit A attached thereto pursuant to which the Registrant agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of, and to provide the holders of 8% noncumulative convertible perpetual preferred stock, Series C (“Series C Preferred Shares”) with certain demand and “piggyback” registration rights with respect to, shares of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”), owned by them or their affiliates and shares of the Registrant’s Common Stock issued or issuable upon the conversion or exercise of their Series C Preferred Shares and their detachable warrants (the “Warrants”), if any, to purchase shares of the Registrant’s Common Stock.

In connection with previously announced transactions pursuant to which the Registrant agreed to sell in a private placement to institutional and individual accredited investors $37.5 million of Series C Preferred Shares and $37.5 million in principal amount of 8% subordinated notes (the “Notes”) to be issued by the Registrant, and Warrants to purchase shares of the Registrant’s Common Stock, the Registrant agreed to reduce the commitment of Prairie Capital IV, L.P. and Prairie Capital IV QP, L.P. (collectively, the “Prairie Capital Funds”) to acquire Series C Preferred Shares to the extent that the Prairie Capital Funds determine in good faith that the performance of their obligations under the securities purchase agreement would violate any federal or state law, rule or regulation and/or subject either of the Prairie Capital Funds or any of their respective affiliates to regulation as a bank holding company under the Bank Holding Company Act of 1956. By separate agreement (the “Investment Agreement”), Harrison Steans agreed to increase his investment in Series C Preferred Shares by an amount equal to the amount that the Prairie Capital Funds agreed to invest in Series C Preferred Shares, minus the amount that the Prairie Capital Funds are permitted to invest in Series C Preferred Shares without requiring further approval or consent of the Federal Reserve. Following entry into the Investment Agreement, the Registrant, Mr. Steans and certain entities affiliated with Jennifer Steans (the “J. Steans Affiliates”) entered into an assignment agreement (the “Assignment”) pursuant to which Mr. Steans assigned to the J. Steans Affiliates his obligation to invest such additional funds in Series C Preferred Shares pursuant to the Investment Agreement.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to (a) the Registration Rights Agreement, the form of which was filed by the Registrant on May 25, 2010 as an exhibit to Exhibit 10.1 to the Current Report on Form 8-K and is incorporated by reference herein, (b) the Investment Agreement, a copy of which was filed by the Registrant on May 25, 2010 as Exhibit 10.3 to the Current Report on Form 8-K and is incorporated by reference herein, and (c) the Assignment, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On May 28, 2010, the Registrant issued a press release (the “Press Release”) announcing the closing of the previously announced transactions pursuant to which the Registrant was to sell in a private placement to institutional and individual accredited investors $37.5 million of Series C Preferred Shares and $37.5 million in principal amount of Notes to be issued by the Registrant, and Warrants to purchase shares of the Registrant’s Common Stock. The amount funded in the transactions (collectively, the “Transactions”) was approximately $32 million of Series C Preferred Shares and approximately $34 million in principal amount of Notes to be issued by the Registrant, and Warrants to purchase shares of the Registrant’s Common Stock. An additional $9 million is being held in escrow pending regulatory review and approval.

At closing, the Registrant issued a total of 1,276,480 Series C Preferred Shares, with a purchase price and liquidation preference of $25.00 per share.

The Series C Preferred Shares will pay non-cumulative dividends quarterly in arrears at an annual rate of 8% of the liquidation preference beginning in October 2010 and will have a conversion price of $12.28 per share. The Series C Preferred Shares issued at closing will be convertible into an aggregate of up to 2,598,697 shares of the Registrant’s Common Stock at the option of the holders Series C Preferred Shares at any time, and will be convertible at the option of the Registrant at any time after the earlier to occur of (1) May 28, 2015, and (2) the first date on which the volume-weighted average per share price of the Registrant’s Common Stock equals or has exceeded 130% of the then applicable conversion price of the Series C Preferred Shares for at least 20 trading days within any period of 30 consecutive trading days occurring after May 28, 2013.

The Notes issued by the Registrant in the subordinated debt and Warrant transaction will bear interest at an annual rate of 8% and will mature on May 28, 2020, but may be prepaid at the Registrant’s option on or after May 28, 2012; provided that any prepayment of the Notes by the Registrant on or after May 28, 2012, but prior to May 28, 2015, shall be subject to a prepayment premium as follows: (1) with respect to any prepayment from and after May 28, 2012, but prior to May 28, 2013, the amount of prepayment shall be 102.5% of the principal amount to be prepaid, (2) with respect to any prepayment from and after May 28, 2013, but prior to May 28, 2014, the amount of prepayment shall be 101.5% of the principal amount to be prepaid, and (3) with respect to any prepayment from and after May 28, 2014, but prior to May 28, 2015, the amount of prepayment shall be 100.5% of the principal amount to be prepaid. For every $1,000 in principal amount of the Notes, investors in this transaction also will receive a Warrant to purchase 25 shares of the Registrant’s Common Stock at an exercise price of $12.28 per share. The Warrants issued at closing represented an aggregate of 848,450 shares of Common Stock. The Warrants will not be exercisable until November 24, 2010, and the Warrants expire on May 28, 2015.

The Series C Preferred Shares, Notes and Warrants were issued in the Transactions in reliance on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D thereunder. The Registrant relied on the exemption from registration provided under Section 4(2) of the Act based in part on representations made by the investors in the respective transaction documents, including representations with respect to each investor’s status as an accredited investor and investment intent with respect to the acquired securities. To the extent that any shares of Common Stock of the Registrant are issued upon conversion of any of the Series C Preferred Shares, such shares of Common Stock will be issued in transactions anticipated to be exempt from registration under Section 3(a)(9) of the Act, because no commission or other remuneration will be paid in connection with such conversions and any resulting issuance of shares of Common Stock. To the extent any shares of Common Stock are issued upon the exercise of the Warrants, such shares will be issued in transactions anticipated to be exempt from registration under Section 4(2) of the Act and Rule 506 of Regulation D thereunder or, in the case of “cashless exercise” of the Warrants, Section 3(a)(9) of the Act.

The description contained herein of the Transactions do not purport to be complete and are qualified in their entirety by reference to (a) the securities purchase agreement for the Series C Preferred Shares, the Notes and the Warrants, a copy of which was filed by the Registrant on May 25, 2010 as Exhibit 10.1 to the Current Report on Form 8-K and is incorporated by reference herein, (b) the form of Note, a copy of which is attached hereto as Exhibit 10.5 and is incorporated by reference herein, and (c) the form of Warrant, a copy of which is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Article FOURTH of the Registrant’s Third Amended and Restated Certificate of Incorporation, as amended, authorizes the Registrant’s Board of Directors to designate a class or series of preferred stock and to fix the designations, powers, preferences and rights of shares of any such class or series and the qualifications, limitations or restrictions thereof. On May 28, 2010, the Registrant filed the Series C Certificate of Designations with the Secretary of State of the State of Delaware to fix the designations, preferences, limitations and relative rights of the Series C Preferred Shares. The description of the Series C Preferred Shares set forth in Item 3.02 above is incorporated by reference herein.

The Series C Certificate of Designations is attached hereto as Exhibit 10.7 and is incorporated by reference herein.

Item 8.01	Other Events.

A copy of the Press Release issued by the Registrant on May 28, 2010 is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Registration Rights Agreement, dated May 28, 2010, the form of which was filed by the Registrant on May 25, 2010 as an exhibit to Exhibit 10.1 to the Current Report on Form 8-K.

10.2	Investment Agreement, dated May 28, 2010, filed by the Registrant on May 25, 2010 as Exhibit 10.3 to the Current Report on Form 8-K.

10.3	Assignment, dated May 27, 2010.

10.4	Securities Purchase Agreement, dated May 21, 2010, by and among the Registrant, the investors listed on the Schedule of Preferred Buyers attached thereto and the investors listed on the Schedule of Subdebt Buyers attached thereto, filed by the Registrant on May 25, 2010 as Exhibit 10.1 to the Current Report on Form 8-K.

10.5	Form of Note issued by the Registrant to the investors listed on the Schedule of Subdebt Buyers attached to the Securities Purchase Agreement.

10.6	Form of Warrant issued by the Registrant to the investors listed on the Schedule of Subdebt Buyers attached to the Securities Purchase Agreement.

10.7	Series C Certificate of Designations, filed May 28, 2010 with the Secretary of State of the State of Delaware.

99.1	Press Release, dated May 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Steven H. Shapiro
Steven H. Shapiro
General Counsel and Corporate Secretary

Dated: June 1, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Registration Rights Agreement dated May 28, 2010, the form of which was filed by the Registrant on May 25, 2010 as an exhibit to Exhibit 10.1 to the Current Report on Form 8-K.

10.2	Investment Agreement, dated May 28, 2010, filed by the Registrant on May 25, 2010 as Exhibit 10.3 to the Current Report on Form 8-K

10.3	Assignment dated May 27, 2010.

10.4	Securities Purchase Agreement, dated May 21, 2010, by and among the Registrant, the investors listed on the Schedule of Preferred Buyers attached thereto and the investors listed on the Schedule of Subdebt Buyers attached thereto, filed by the Registrant on May 25, 2010 as Exhibit 10.1 to the Current Report on Form 8-K

10.5	Form of Note issued by the Registrant to the investors listed on the Schedule of Subdebt Buyers attached to the Securities Purchase Agreement.

10.6	Form of Warrant issued by the Registrant to the investors listed on the Schedule of Subdebt Buyers attached to the Securities Purchase Agreement.

10.7	Series C Certificate of Designations, filed May 28, 2010 with the Secretary of State of the State of Delaware.

99.1	Press Release, dated May 28, 2010.